UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 11, 2020

MEREDITH CORPORATION
(Exact name of registrant as specified in its charter)

Iowa	001-05128	42-0410230
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1716 Locust Street,	Des Moines,	Iowa	50309-3023
(Address of principal executive offices)			(ZIP Code)

Registrant’s telephone number, including area code:	(515)	284-3000
Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1	MDP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 11, 2020, at the 2020 Annual Meeting of Shareholders (the Annual Meeting) of Meredith Corporation (Meredith or the Company), the shareholders of the Company approved the Amendment and Restatement of the Meredith Corporation Employee Stock Purchase Plan (the ESPP Amendment and Restatement, and such plan, as amended and restated, the ESPP). The ESPP Amendment and Restatement increases the aggregate number of shares of the Company's Common Stock, par value $1.00 per share (common stock) issuable under the ESPP from 1,500,000 to 2,000,000 shares. In addition, the Amendment and Restatement also authorizes the Company match described below.

The ESPP Amendment and Restatement was previously approved by the Company’s Board of Directors (the Board) on August 11, 2020, subject to shareholder approval. The summary of the principal features of the ESPP set forth in this Item 5.02 does not purport to be complete and is qualified in its entirety by reference to the full text of the ESPP, a conformed copy of which is filed as Exhibit 99.1 to this Form 8-K.

Administration and Eligibility

The ESPP is administered by the Human Resources and Compensation Committee (the Committee) of the Board. The Committee has the authority to make rules and regulations governing the administration of the ESPP and to interpret the ESPP.

Substantially all regular employees of the Company and designated subsidiaries are eligible to participate in the ESPP, except that employees whose customary employment is 20 hours or less per week may be excluded at the discretion of the Committee. As of June 30, 2020, 4,980 employees were eligible to participate and 607 employees actually participated in the ESPP.

Participation Terms

An eligible employee may elect to participate in the ESPP as of any enrollment date. Enrollment dates occur on the first day of each offering period which is currently set as a calendar quarter. To participate in the ESPP, an employee must complete an enrollment and payroll deduction authorization form, which indicates the amounts to be deducted from his or her salary and applied to the purchase of the shares on the Share Purchase Date (as hereinafter defined). The payroll deduction must be within limits set by the Committee.

A payroll deduction account is established for each participating employee by the Company and all payroll deductions made on behalf of each employee (on an after-tax basis) are credited to each such employee’s respective payroll deduction account. No interest will be credited to a participant for amounts credited to that account. On the last trading day of each offering period (the Share Purchase Date), the amount credited to each participating employee’s payroll deduction account is applied to purchase as many shares as may be purchased with such amount at the applicable purchase price. However, no more than $25,000 in market value of shares (determined as of the first day of each offering period) may be purchased by a participant during any calendar year.

The purchase price for the shares will not be less than 95 percent of the closing price of shares of common stock as reported on the New York Stock Exchange on the Share Purchase Date. Employees may purchase shares through the ESPP only by payroll deductions. Eligible employees who hold shares purchased through the ESPP for two years can qualify for a 15 percent Company match on the original purchase price in the form of additional shares of Company common stock.

Amendments and Termination

The Board or the Committee may amend the ESPP at any time, provided that, if shareholder approval is required for the ESPP to continue to comply with the requirements of SEC Rule 16b-3 or Section 423 of the Internal Revenue Code, such amendment shall not be effective unless approved by the Company’s shareholders within 12 months after the date of its adoption by the Board or the Committee. The ESPP may be terminated by the Board or the Committee at any time.

Item 5.03	Amendments to Articles of Incorporation or ByLaws; Change in Fiscal Year

On November 12, 2020, the Company filed two separate amendments to its Restated Articles of Incorporation (each, a Charter Amendment and, collectively, the Charter Amendments) with the Secretary of State of the State of Iowa. The first Charter Amendment deleted in its entirety the Statement of Designation of Series A Preferred Stock, which had previously set forth the rights, powers, and preferences of the Company’s Series A Preferred Stock, par value $1.00 per share (the Series A Preferred Stock). As previously disclosed, all of the outstanding shares of the Series A Preferred Stock were redeemed in June 2020. This Charter Amendment did not require shareholder approval.

The second Charter Amendment clarifies the Company’s ability to make distributions to its shareholders in separate classes of stock of its subsidiaries comparable to the classes of common stock and class B stock held by them. This Charter Amendment is described in greater detail in the proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on September 25, 2020, and was approved by the Company’s shareholders at the Annual Meeting on November 11, 2020.

The description above does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendments, copies of which are filed as Exhibits 3.1 and 3.2 to this Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders

Meredith held its Annual Meeting on November 11, 2020. The following is a summary of the voting results for each matter presented to shareholders at the Annual Meeting.

Proposal One. Election of Directors.
The Company's shareholders elected two persons nominated as Class I directors of the Company and one person nominated as a Class III director of the Company as set forth below:

Nominees	For *	Withhold	Broker Non-Votes
Class I
Donald A. Baer	79,383,657	768,395	4,868,938
Gregory G. Coleman	79,812,584	339,468	4,868,938
Class III
Elizabeth E. Tallett	75,988,306	4,163,746	4,868,938
* As specified on the proxy card, if no vote For or Withhold was specified, the shares were voted For the election of the named director.

Proposal Two. The Company's shareholders voted to approve, on an advisory basis, the executive compensation program for the Company's named executive officers as described in the proxy statement.

For	Against	Abstain	Broker Non-Votes
78,554,449	1,280,074	317,529	4,868,938

Proposal Three. The Company's shareholders voted to approve a proposed amendment and restatement of the Meredith Corporation Employee Stock Purchase Plan of 2002 as described in the proxy statement.

For	Against	Abstain	Broker Non-Votes
79,504,718	534,040	113,294	4,868,938

Proposal Four. The Company's shareholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the Company for the fiscal year ending June 30, 2021.

For	Against	Abstain	Broker Non-Votes
84,193,351	719,479	108,160	—

Proposal Five. The Company's shareholders voted to approve a Charter Amendment to the Company's Restated Articles of Incorporation to clarify the Company's ability to make distributions to its shareholders in separate classes of stock of its subsidiaries comparable to the classes of common stock and class B stock held by them.

For	Against	Abstain	Broker Non-Votes
79,595,725	394,297	162,030	4,868,938

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

	3.1	Articles of Amendment to the Restated Articles of Incorporation of Meredith Corporation
	3.2	Articles of Amendment to the Restated Articles of Incorporation of Meredith Corporation
	99.1	Meredith Corporation Amended and Restated Employee Stock Purchase Plan
	104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEREDITH CORPORATION
Registrant

/s/ John S. Zieser
John S. Zieser
Chief Development Officer, General Counsel, and Secretary

Date: November 16, 2020